AMERICAN SKANDIA TRUST

Supplement dated February 22, 2006 to the

Prospectus and Statement of Additional Information dated May 1, 2005

This supplement sets forth changes to the American Skandia Trust (“AST”) Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2005.  All of the Portfolios discussed in this supplement may not be available under your variable contract.  For more information about the Portfolios available under your contract, please refer to your contract prospectus.  The following should be read in conjunction with the AST Prospectus and SAI and should be retained for future reference.

AST Small-Cap Value Portfolio

The Subadvisory Agreement dated as of November 1, 2004 (the “Agreement”) by and between Prudential Investments LLC (“PI”) and American Skandia Investment Services, Inc. (“ASISI” and together with PI, the “Investment Managers”) and Integrity Asset Management (“Integrity”) with respect to the above-referenced Portfolio of AST will be terminated as of the close of business on March 17, 2006. All references to Integrity as a Sub-advisor to the Portfolio are deleted as of the close of business on March 17, 2006. J.P. Morgan Investment Management, Inc. and Lee Munder Investments, Ltd continue as Sub-advisors to the Portfolio.

ASTSUP8